UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2015

Innospec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8310 South Valley Highway, Suite 350, Englewood, Colorado		CO 80112
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 792 5554

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 17, 2015, Innospec Inc. (the "Company") issued a press release announcing its results of financial operations for the fiscal year ended December 31, 2014 (the "Press Release").

Item 9.01 Financial Statements and Exhibits.

A copy of the Press Release is attached as Exhibit 99.1 to this report on Form 8-K.

The Press Release is furnished herewith as Exhibit 99.1 and is incorporated by reference. In accordance with General Instruction B.2 to the Form 8-K, the information under Item 2.02 or the Press Release shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section 18, or shall such information and exhibit be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the Company expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

February 17, 2015	By:	David E. Williams

Name: David E. Williams
Title: VP, General Counsel, CCO and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 17, 2015 announcing Innospec Inc's financial results for the full year ended December 31, 2014